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                                                          SEC File No. 333-61831
                        Filed Pursuant to Rule 497(h)



                            PROSPECTUS SUPPLEMENT
                      (TO PROSPECTUS DATED JULY 1, 2003)

                             ING PRIME RATE TRUST

                   6,239.147 SHARES OF BENEFICIAL INTEREST

                               _________________


     During the period of June 16 through June 17, 2004, ING Prime Rate Trust (the "Trust") sold 6,239.147 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC ("IFD") at a sales price of $7.871 per share.

     Gross Proceeds........................................    $49,108.34
     Commission to IFD.....................................    $     0.00
     Net Proceeds to Trust.................................    $49,108.34

On June 15, 2004, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.90.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               _________________


            The Date of this Prospectus Supplement is June 21, 2004.